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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
                       Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):  October 26, 1995



                             MELVILLE CORPORATION
            (Exact Name of Registrant as Specified in its Charter)



    New York                  1-1011                       04-1611460
(State or Other      (Commission File Number)            (IRS Employer
Jurisdiction                                            Identification
of Incorporation)                                       No.)


   One Theall Road
      Rye, New York                                        10580
(Address of Principal Executive                          (Zip Code)
Offices)


             Registrant's telephone number, including area code:
                                (914) 925-4000


                                  Not Applicable
                  (Former Name or Former Address, if Changed
                              Since Last Report)

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               ITEM 5.  Other Events.

               1. Melville Corporation (the "Company") and The TJX Companies, Inc. ("TJX") have entered into a Stock Purchase Agreement dated as of October 14, 1995 (the "Agreement") pursuant to which, on the terms and subject to the conditions set forth in the Agreement, the Company has agreed to sell to TJX and TJX has agreed to purchase from the Company, all outstanding shares of capital stock of Marshalls of Roseville, Minn., Inc., the Company's holding company for its Marshalls division. On October 16, 1995, the Company issued a press release announcing, among other things, the execution of the Agreement and describing the consideration that would be received by the Company upon consummation of the proposed sale. Consummation of the sale is subject to approval under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and to certain other contract conditions. The information contained in the press release is incorporated herein by reference. The press release is attached hereto as Exhibit A.

               2. On October 24, 1995, the Company issued a press release announcing, among other things, that its Board of Directors has approved a comprehensive strategic restructuring program. The information contained in the press release is incorporated herein by reference. The press release is attached hereto as Exhibit B.


               ITEM 7(c).  Exhibits.

Exhibit A --         Press Release of Melville Corporation dated October 16,
                     1995

Exhibit B --         Press Release of Melville Corporation dated October 24,
                     1995


                                  SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MELVILLE CORPORATION



Dated:  October 26, 1995               By: /s/ Gary L. Crittenden
                                          -----------------------
                                          Name: GARY L. CRITTENDEN
                                          Title: Chief Financial Officer





                               INDEX TO EXHIBITS


                                                               Sequential
Exhibit No.                      Description                   Page No.

Exhibit A                  Press Release of Melville
                           Corporation dated October
                           16, 1995

Exhibit B                  Press Release of Melville
                           Corporation dated October
                           24, 1995